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                                  UNITED STATES                 ------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION                   OMB APPROVAL
                             Washington, D.C. 20549             ------------------------------------
                                                                OMB Number:                3235-0060
                                                                Expires:              March 31, 2006
                                                                Estimated average burden
                                                                hours per response        .....28.00
                                                                ------------------------------------
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 20, 2004
                                                  -------------------------

                         FairPoint Communications, Inc.
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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              Delaware                                333-56365                               13-3725229
              --------                                ---------                               ----------
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   (State or other jurisdiction of             (Commission File Number)            (IRS Employer Identification No.)
           incorporation)
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              521 East Morehead Street,
                      Suite 250,
              Charlotte, North Carolina                         28202
              -------------------------                         -----
      -------------------------------------------       ----------------------
       (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (704) 344-8150
                                                    --------------
                                                    ----------------------

                                       N/A
         ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

           FairPoint Communications, Inc. (the "Company") announced that it will appoint Valeri Marks as the Company's President effective October 25, 2004. Ms. Marks will be primarily responsible for sales, marketing, customer service, wholesale long distance services, wireless broadband services and business development. Certain of these duties were formerly performed by Peter Nixon, the Company's Chief Operating Officer. Mr. Nixon will continue to be the Company's Chief Operating Officer and will be primarily responsible for operations, network planning and engineering, information systems and technology and regulatory matters.

         Ms. Marks is forty-six years old and is a twenty-three year veteran of the telecommunications industry. From 2001 to 2003, she served as Chairman and Chief Executive Officer of Sockeye Networks (which was acquired by Intermap Network Services Corporation) in Waltham, Massachusetts, where she developed the company's business plan, grew revenues, developed channel partnerships and led the mergers and acquisitions process. From 2000 to 2001, Ms. Marks served as President and Chief Executive Officer of Digital Broadband Communications, Inc. and from 1999 to 2000, she served as the President and Chief Executive Officer of the Internet division of SBC Communications Inc. Ms. Marks is a director of Amerivault, a data back-up and recovery solutions business.

         The Company will enter into a letter agreement with Ms. Marks which will provide that upon the termination of her employment with the Company without cause, she will be entitled to receive from the Company in a lump sum payment an amount equal to twelve months of her base salary as of the date of termination, plus the continuation of certain benefits, including medical benefits, for twelve months.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FAIRPOINT COMMUNICATIONS, INC.


                                     By:  /s/ Walter E. Leach, Jr.
                                          ------------------------------------
                                          Name:   Walter E. Leach, Jr.
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer


Date:  October 22, 2004